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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        IMPAC COMMERCIAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                 MARYLAND                              33-0745075
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   20371 IRVINE AVENUE, SANTA ANA HEIGHTS, CALIFORNIA         92707
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(Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered


    Common Stock, $0.01 par value             New York Stock Exchange
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act an us effective pursuant to General Instruction A.(d), please check the following box. [_]

Securities Act registration statement file number to which this form relates:

________________________________________________________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                  NONE
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                                (Title of class)

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                                (Title of class)
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                  IMPAC COMMERCIAL HOLDINGS, INC. - FORM 8-A/A

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Information with respect to the Registrant's common stock $0.01 par value per share is incorporated by reference to the section entitled "Description of Capital Stock" in that portion of the Prospectus contained in Registrant's Registration Statement on Form S-11 (File No. 333-52231), as amended.

Item 2. Exhibits.

     1.1     The Registrant's Charter(1)

     1.1(a)  Articles of Amendment of the Registrant(1)

     1.1(b)  Articles of Amendment of the Registrant(2)

     1.1(c)  Articles of Amendment of the Registrant(3)

     1.2     The Registrant's Bylaws(1)

     1.3     Form of Common Stock Certificate(1)
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(1)  Incorporated by reference to the Registrant's Registration Statement on
     Form S-11 (File No. 333-25423) and all amendments thereto, as filed with the Securities and Exchange Commission on April 18, June 10, June 30, July 8, July 17 and July 29, 1997, respectively.

(2) Incorporated by reference to the Registrant's Current Report on Form 8-K, as amended, dated January 28, 1998.

(3) Incorporated by reference to the Registrant's Registration Statement on Form S-11 (File No. 333-52231) and all amendments thereto, as filed with the Securities and Exchange Commission on May 8, June 1, June 11, and June 19, 1998, respectively.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    IMPAC COMMERCIAL HOLDINGS, INC.
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Date:  September 29, 1998
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By:    /s/ RICHARD J. JOHNSON
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      Richard J. Johnson
      Chief Financial Officer